SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K
                                 CURRENT REPORT
                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                Date of Report (Date of Earliest event Reported):
                      October 5, 2005 (September 30, 2005)

                               WINWIN GAMING, INC.
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             (Exact name of registrant as specified in its charter)

         Delaware                    0-21566                 84-1219819
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      (State or Other              (Commission              (IRS Employer
      Jurisdiction of              File Number)           Identification No.)
     Incorporation or
       Organization)

              8687 West Sahara, Suite 201, Las Vegas, Nevada 89117
              ----------------------------------------------------
                     Address of Principal Executive Offices
                                    Zip Code

                                 (702) 212-4530

               --------------------------------------------------
               Registrant's Telephone Number, Including Area Code

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry Into a Material Definitive Agreement.

      On September 30, 2005, WinWin Gaming, Inc. (the "Company") entered into a Joint Venture Agreement (the "Joint Venture Agreement") with Solidus Networks, Inc., d/b/a PayByTouch Solutions ("PBT"). Pursuant to the Joint Venture Agreement, PBT loaned the Company one million dollars ($1,000,000) (the "Loan"). WinWin is obligated under the Joint Venture Agreement to repay the Loan in full on October 14, 2005, at an interest rate of fifteen percent (15%) on all outstanding principal and at a rate of seventeen percent (17%) after default.

      The Company also issued and delivered a Secured Promissory Note (the "Note") in favor of PBT evidencing the Loan, and entered into a Security Agreement (the "Security Agreement") granting PBT a security interest in all of the assets of the Company, as collateral to secure the Company's obligation to repay the Loan.

      In addition, for a period of at least ninety (90) days, ending December 31, 2006 (the "Cooperation Term"), the Company will provide PBT with the following support:

      (a) reasonable selling support to assist in driving PBT's biometric authentication and payment solutions into the Chinese Video Lottery Terminal solution that is being prepared for rollout across China; including, both the direct promotion of PBT's solutions to key government officials and other decision makers or influencers, and the arrangement of key meetings between such individuals or groups and PBT employees;

      (b) introductions to all senior Chinese government officials with current Company relationships for the purpose of promoting PBT solutions into other applications beyond VLTs;

      (c) support from the Company's Chinese/American VP/Attorney for the purpose of making introductions and helping provide tactical and strategic guidance to PBT in connection with its entry into China; and

      (d) physical and logistical support for PBT's entry into China, including providing access to the Company's distribution channels and making available without charge a limited amount of office space in Shanghai.

      The Joint Venture Agreement, the Security Agreement and the Note are filed as exhibits to this Current Report on Form 8-K.

Item 2.03(a) Creation of a Direct Financial Obligation.

      On September 30, 2005, the Company became obligated on a direct financial obligation of one million dollars ($1,000,000.00). For details regarding terms of payment and material terms of this direct financial obligation, see Item 1.01 above, which is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(c)   Exhibits

Exhibit No.       Description
-----------       -----------

10.1 Joint Venture Agreement, dated as of September 30, 2005, by and between Solidus Networks, Inc., d/b/a PayByTouch Solutions and WinWin Gaming, Inc.

10.2 Security Agreement, dated as of September 30, 2005, by WinWin Gaming Inc., in favor of Solidus Networks, Inc., d/b/a PayByTouch Solutions.

10.3 Secured Promissory Note, dated September 30, 2005, by WinWin Gaming, Inc. to Solidus Networks, Inc.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 5, 2005

WINWIN GAMING, INC.


By: /s/ Larry Goldman
    ----------------------------------------------------------
        Larry Goldman, Chief Financial Officer

EXHIBIT INDEX

Exhibit No.       Description
-----------       -----------

10.1 Joint Venture Agreement, dated as of September 30, 2005, by and between Solidus Networks, Inc., d/b/a PayByTouch Solutions and WinWin Gaming, Inc.

10.2 Security Agreement, dated as of September 30, 2005, by WinWin Gaming Inc., in favor of Solidus Networks, Inc., d/b/a PayByTouch Solutions.

10.3 Secured Promissory Note, dated September 30, 2005, by WinWin Gaming, Inc. to Solidus Networks, Inc.